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                                                           EXHIBIT 10.67



                                                                      EXHIBIT B

                           [FORM OF FACE OF SECURITY]
#1                             ASC HOLDINGS, INC.                 $17,500,000.00

                      14% Senior Exchangeable Note Due 2002

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES.

ASC Holdings, Inc.

promises to pay to Madeleine, LLC
                   -----------------------------------

or registered assigns

the principal sum of Seventeen Million Five Hundred Thousand Dollars on
July 15, 2002        -----------------------------------------------

INTEREST
Payment Dates:        January 15, April 15, July 15 and October 15
Record Dates:         December 30, March 30, June 30 and September 30

            This Note is exchangeable and convertible as set forth in, inter alia, Sections 6.15 and 8.1 of the ASC Holdings, Inc. Securities Purchase Agreement (the "Agreement"), dated as of July 2, 1997, Re: Series A Exchangeable Preferred Stock, 14% Senior Exchangeable Notes Due 2002. Additional provisions of this Note are set forth on the other side of this Note.

            IN WITNESS THEREOF, ASC Holdings, Inc. has caused this instrument to be duly executed in its corporate name and the facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                          ASC HOLDINGS, INC.

                                          By /s/ Christopher E. Howard
                                             -----------------------------
July 28, 1997                                Name:  Christopher E. Howard
                                             Title: Chief Administrative Officer
                                                    and General Counsel

                                             [SEAL]
                                             Attest:


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                              (REVERSE OF SECURITY)

                               ASC HOLDINGS, INC.


                      14% SENIOR EXCHANGEABLE NOTE DUE 2002

            1. Interest. ASC Holdings, Inc. (the "Company"), a Maine corporation, promises to pay interest on the principal amount of this Note at the rate per annum, compounded monthly, of fourteen (14%) percent. The Company will pay interest in cash or PIK Notes quarterly, in arrears, on January 15, April 15, July 15 and October 15 of each year, beginning October 15, 1997. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months, and shall be compounded monthly.

            In the event that (a) the holder of this Note is not permitted to convert or exchange this Note in accordance with the terms of the Agreement, (b) an Event of Default occurs and is continuing or (c) the Company fails to make any Mandatory Redemption on the date required, then, in such event, this Note shall bear interest at the rate of nineteen (19%) percent per annum, compounded daily, and shall be payable on demand.

            2. Method of Payment. The Company will pay interest on this Note (except defaulted interest) to the Persons who are registered holders of Notes as of the close of business on the December 30, March 30, June 30 and September 30 next preceding each Interest Payment Date. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts or, at the Company's option, in PIK Notes. The Company may, however, pay principal and interest by its check payable in such money. It may mail an interest check to a Holder's registered address.

            3. Agreement. The Company issued this Note under the Agreement. The terms of this Note are included in the Agreement and this Note is subject to all such terms. This Note is a senior general unsecured obligation of the Company limited to the principal amount set forth above, except as otherwise provided herein or in the Agreement. The Agreement limits other Indebtedness as provided in Section 2.5 of the Agreement.

            4. Optional Redemption. This Note may be redeemed, at the option of the Company, in accordance with Section 2.3(b) of the Agreement.

            5. Exchange, Conversion and Offer to Purchase. The Holder shall have the right to exchange, convert or require the Company to purchase this Note in accordance with the provisions of Sections 6.15 and 8.1 of the Agreement.

            6. Denominations, Transfer. This Note will be issued in the denominations set forth in Section 2.2(b) of the Agreement. Transfer of this
Note is limited in the manner set forth in Section 2.12 of the Agreement.


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            7. Amendment, Supplement, Waiver. Subject to certain exceptions, the
Agreement or this Note may be amended or supplemented with (and only with) the written consent of the Holders of at least a majority of the outstanding Securities, and any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority of the outstanding Securities. Any and all such amendments, supplements or waivers shall be in accordance with the provisions of Section 9.6 of the Agreement.

            8. Defaults and Remedies. Events of Default under this Note shall be those set forth in Section 7.1 of the Agreement, and the Holder's remedies upon the occurrence of any such Event of Default shall be as set forth in Section 7.2 of the Agreement.

            9. Definitions. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

            The Company will furnish to any holder of this Note upon written request and without charge a copy of the Agreement.


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                                 ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------

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             (Insert assignee's social security or tax I.D. number)

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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              (print or type assignee's name, address and zip code)

and irrevocably appoint

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agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:                       Your signature:
     ---------------------                 -------------------------------------
                                           (Sign exactly as your name appears on
                                           the other side of this Note)


Signature Guarantee:
                    ------------------------------------------------------------


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                          EXCHANGE OR CONVERSION NOTICE

A. If you the Holder want to convert or exchange this Note into Conversion Shares, check the Box and state the amount:

                        |_|            Amount:  $____________

B. If you the Holder want to convert this Note into Repriced Converts, check the Box and state the amount:

                        |_|            Amount:  $____________

      If you want the certificate for such Conversion Shares or Repriced Converts made out in another Person's name, fill in the form below:

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--------------------------------------------------------------------------------

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            (Insert other Person's social security or tax ID number)

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--------------------------------------------------------------------------------

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           (Print or type other Person's name, address and zip code)


Date:                       Your signature:
     ---------------------                 -------------------------------------
                                           (Sign exactly as your name appears on
                                           the other side of this Note)


Signature Guarantee:
                    ------------------------------------------------------------


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